Exhibit 99.1

December 11, 2017

Ed Vallejo

Vice President, Investor Relations

856-566-4005

edward.vallejo@amwater.com

Maureen Duffy

Vice President, Communications and Federal Affairs

856-309-4546

Maureen.Duffy@amwater.com

AMERICAN WATER ANNOUNCES 2018 EARNINGS GUIDANCE

•	Setting 2018 diluted earnings per share (EPS) guidance range of $3.22 to $3.32

•	Maintaining our five year adjusted EPS compound annual growth rate of 7 to 10 percent anchored off 2016 adjusted EPS

•	Investing $7.2 billion in regulated infrastructure over the next five years, an increase of $1.3 billion over 2017 five year plan

•	Affirming narrowed 2017 adjusted earnings guidance range

VOORHEES, N.J., Dec. 11, 2017 – American Water Works Company, Inc. (NYSE: AWK), the largest publicly traded U.S. water and wastewater utility company, today announced its 2018 EPS guidance, estimated long-term (five year) adjusted EPS growth rate, and increases in infrastructure investment, and affirmed its previously narrowed EPS adjusted guidance range for the year ending December 31, 2017.

American Water estimates its 2018 diluted EPS to be in the range of $3.22 to $3.32.

“The 2018 guidance and our confidence in our long-term growth is based on the continued execution of our strategic goals,” said Susan Story, president and CEO of American Water. “We will continue to provide safe, clean, affordable and reliable water services for our customers. Our regulated business will remain the primary driver of growth through the investment of much needed capital for infrastructure replacement and an increasing customer base.

“We plan to invest more than $8 billion in the next five years to ensure our customers have the best service possible. This level of investment will be balanced by our use of technology, commitment to operational and capital efficiency, and cost management to reduce the impact on our customers’ bills,” said Story.

The company also affirmed its narrowed 2017 earnings guidance GAAP range of $3.05 - $3.11 per diluted share and an adjusted (non-GAAP) range of $3.00 - $3.06 per diluted share. The adjusted range excludes a $0.07 per diluted share benefit from the insurance settlement related to the Freedom Industries chemical spill and a $0.02 per diluted share charge from early extinguishment of debt at the parent company.

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AMERICAN WATER ISSUES 2018 EARNINGS GUIDANCE

American Water will host its 2018 earnings guidance call and audio webcast with investors, analysts and other interested parties on Monday, Dec. 11, 2017, at 9 a.m. Eastern Time.

Interested parties may listen over the Internet by logging on to the Investor Relations page of the company’s website at www.amwater.com.

Following the conference call, an audio archive of the call will be available through Dec. 18, 2017 by dialing 1-877-344-7529 for U.S. and 1-412-317-0088 for international callers. The access code for replay is 10114605. The online archive of the webcast will be available through Jan. 11, 2018, by accessing the Investor Relations page of the company’s website located at www.amwater.com.

Non-GAAP Financial Measures

This press release includes presentations of adjusted earnings per diluted share as earnings guidance (“Adjusted EPS”) and the Company’s five-year adjusted EPS compound annual growth rate. These items constitute “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures are derived from American Water’s consolidated financial information but are not presented in its financial statements prepared in accordance with GAAP. Adjusted EPS is defined as GAAP diluted net income and earnings per diluted common share, respectively, excluding (1) the impact in the third quarter of 2017 of the insurance settlement related to the Freedom Industries chemical spill, and (2) the early extinguishment of debt at the parent company in the third quarter of 2017. The Company’s five-year adjusted EPS compound annual growth rate was determined by reference to the Company’s 2016 Adjusted EPS, which excludes the impact in the third quarter of 2016 of the binding global agreement in principle to settle claims related to the Freedom Industries chemical spill. These non-GAAP financial measures supplement the company’s GAAP disclosures and should not be considered an alternative to the GAAP measure.

Management believes that the presentation of these non-GAAP financial measures are useful to American Water’s investors because they provide an indication of its baseline future performance excluding items that are not considered by management to be reflective of ongoing operating results. Although management uses these non-GAAP financial measures internally to provide forecasted financial information, management does not intend such guidance excluding the adjustments to represent results as defined by GAAP, and the reader should not consider them as indicators of future performance. The company’s definition of Adjusted EPS or its long-term adjusted EPS compound annual growth rate may not be comparable to the same or similar measures used by other companies, and, accordingly, these non-GAAP financial measures may have significant limitations on their use.

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AMERICAN WATER ISSUES 2018 EARNINGS GUIDANCE

Set forth in this release is a table that reconciles Adjusted EPS to the most directly comparable GAAP financial measure.

About American Water

With a history dating back to 1886, American Water is the largest and most geographically diverse U.S. publicly-traded water and wastewater utility company. The company employs more than 6,800 dedicated professionals who provide regulated and market-based drinking water, wastewater and other related services to an estimated 15 million people in 47 states and Ontario, Canada. More information can be found by visiting amwater.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release including, without limitation, 2018 earnings guidance, projected long-term earnings growth, and the Company’s projected long-term infrastructure expenditure forecast, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” and or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results of levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this press release as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness and outcome of regulatory commissions’ actions concerning rates, capital structure, authorized return on equity, capital investment, permitting, and other decisions; changes in laws, governmental regulations and policies, including environmental, health and safety, water quality, and public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections; potential costs and liabilities of American Water for environmental laws and similar matters resulting from, among other things, water and wastewater service provided to customers, including, for example, water management solutions focused on customers in the natural gas exploration and production market; the outcome of litigation and similar government actions, including matters related to the Freedom Industries chemical spill in West Virginia, and the preliminarily approved global class action settlement related to this chemical spill; weather conditions, and events, climate change patterns, and natural disasters, including drought or abnormally high rainfall, strong winds,

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AMERICAN WATER ISSUES 2018 EARNINGS GUIDANCE

coastal and intercoastal flooding, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms and solar flares; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; its ability to appropriately maintain current infrastructure, including its operational and information technology (“IT”) systems, and manage the expansion of its business; its ability to obtain permits and other approvals for projects; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; the intentional or unintentional acts of a third party, including contamination of its water supplies or water provided to its customers; exposure or infiltration of its critical infrastructure, operational technology and IT systems, including the disclosure of sensitive or confidential information contained therein, through physical or cyber-attacks or other disruptions; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully meet growth projections and capitalize on growth opportunities, including its ability to, among other things, acquire and integrate water and wastewater systems into its regulated operations and enter into contracts and other agreements with, or otherwise obtain, new customers in its Market-based Businesses; cost overruns relating to improvements in or the expansion of its operations; its ability to maintain safe work sites; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement and security regulations; changes in general economic, political, business and financial market conditions; access to sufficient capital on satisfactory terms and when and as needed to support operations and capital expenditures; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on its current or future debt that could increase its financing costs or funding requirements or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase its financing costs and funding requirements; changes in Federal or state income, general and other tax laws, including tax reform, the availability of tax credits and tax abatement programs, and the ability to utilize its U.S. and state net operating loss carryforwards; migration of customers into or out of its service territories; the use by municipalities of the power of eminent domain or other authority to condemn its systems; difficulty in obtaining, or the inability to obtain, insurance at acceptable rates and on acceptable terms and conditions; its ability to retain and attract qualified employees; labor actions including work stoppages and strikes; the incurrence of impairment charges related to American Water’s goodwill or other assets; civil disturbances, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts; and the impact of new accounting standards or changes to existing standards.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the company’s annual and quarterly SEC filings, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this press release. The company does not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on the company’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

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